UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 24, 2004  (November 22, 2004)
Date of report (Date of earliest event reported)

Commission File Number	Name of Registrant State of Incorporation Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-267	ALLEGHENY ENERGY, INC. (A Maryland Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5531602
1-3376-2	THE POTOMAC EDISON COMPANY (A Maryland and Virginia Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5323955

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        On November 22, 2004, The Potomac Edison Company (the “Company”), a subsidiary of Allegheny Energy, Inc. (’Allegheny Energy”), completed an offering of $175 million aggregate principal amount of its First Mortgage Bonds, 5.35% Series Due 2014 (the “Securities”) in accordance with provisions of Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

103rd Supplemental Indenture.

        The Securities were issued under the Indenture (the "Indenture"), dated as of October 1, 1944, between the Company and JPMorgan Chase Bank, N.A. (ultimate successor to Chemical Bank & Trust Company) and Thomas J. Foley, as trustees (together, the "Trustees"), and the 103rd Supplemental Indenture, dated as of November 22, 2004, between the Company and the Trustees (the "Supplemental Indenture").

        A description of material terms of the Securities issued under the Supplemental Indenture is set forth under Section 2.03 below.

        The Supplemental Indenture will amend the Indenture to (1) change the amount of the judgment default contemplated in Article IX, Section 1(j) of the Indenture from $100,000 to $25 million and (2) clarify that the Indenture is governed by New York law. These provisions will become effective on the earliest date on which either (a) none of the Company’s 8.0% First Mortgage Bonds due 2022, 7.75% First Mortgage Bonds due 2023, 8.0% First Mortgage Bonds due 2024, 7.75% First Mortgage Bonds due 2025 and 7.625% First Mortgage Bonds due 2025 are outstanding, or (b) upon the vote of holders of outstanding first mortgage bonds as provided in the Indenture. The amendments to the Indenture require the consent of holders representing at least 75% of all Bonds outstanding under the Indenture. The holders of the Securities are deemed to have consented to the amendments.

        The Company and its affiliates maintain lending, depository and other normal banking relationships with JPMorgan Chase Bank, N.A.

Registration Rights Agreement.

        In connection with the transaction, the Company entered into a registration rights agreement, dated as of November 22, 2004 (the “Registration Rights Agreement”), with Citigroup Global Markets Inc. and Credit Suisse First Boston LLC, as representatives of the Initial Purchasers (collectively, the “Initial Purchasers”).

        Pursuant to the terms of the Registration Rights Agreement, the Company has agreed, among other things, to (1) file a registration statement (the “exchange offer registration statement”) with the Securities with the Securities and Exchange Commission (the “SEC”) within 180 calendar days following the issuance of the Securities relating to a proposed exchange offer relating to the Securities; (2) use its reasonable best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act within 300 calendar days following the Issue Date; and (3) use its reasonable best efforts to cause the exchange offer to be consummated within 45 calendar days following the effectiveness of the exchange offer registration statement. Under certain circumstances, the Company has agreed to file a shelf registration statement with the SEC relating to the Securities. If a registration default (as defined in the Registration Rights Agreement) occurs, the Company has agreed to pay additional interest on the Securities during the period from the date on which the registration default occurs until, but excluding, the date on which the registration default has been cured. Additional interest will accrue on the Securities at the rate of 0.25% per year during the 90-day period immediately following the occurrence of a registration default and will increase by 0.25% per year at the end of each subsequent 90-day period, up to a maximum of 0.50% per year. Additional interest will cease to accrue on any Security that is eligible to be resold pursuant to Rule 144(k) under the Securities Act.

        The Initial Purchasers have performed investment banking and advisory services for the Company, Allegheny Energy and their affiliates from time to time for which they have received customary fees and expenses.

        A copy of the Registration Rights Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On November 22, 2004, the Company completed the offering of $175 milllion aggregate principal amount of the Securities. The Securities were issued under the Indenture and the Supplemental Indenture.

        The Securities bear interest at the rate of 5.35% per year and mature on November 15, 2004. Interest is payable semi-annually in arrears on each May 15 and November 15, commencing May 15, 2005. The Securities are redeemable at the Company’s option, in whole or in part, at any time at the “make-whole” premium described in the Supplemental Indenture.

        Subject to certain exceptions, the Securities are secured by the Indenture, which establishes a first lien on all of the real estate, transmission and distribution systems and franchises that the Company now owns or may own in the future. The Indenture permits the Company to “re-open” the offering of Securities without the consent of the holders of the Securities. Accordingly, the principal amount of Securities may be increased in the future.

Item 8.01	Other Matters.

        As discussed above, Company completed the offering of $175 million aggregate principal amount of the Securities on November 22, 2004. The Company is using the $173.2 million net proceeds of the offering, together with available cash, to fund the redemption of $55 million of its 8.0% First Mortgage Bonds due 2002, $45 million of its 7.75% First Mortgage Bonds due 2023 and $75 million of its First Mortgage Bonds due 2024.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	103rd Supplemental Indenture, dated as of November 22, 2004.
99.2	Registration Rights Agreement, dated as of November 22, 2004.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004	ALLEGHENY ENERGY, INC. BY: /S/ David B. Hertzog —————————————— DAVID B. HERTZOG Vice President and General Counsel

Dated: November 24, 2004	THE POTOMAC EDISON COMPANY BY: /S/ David B. Hertzog —————————————— DAVID B. HERTZOG Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	103rd Supplemental Indenture, dated as of November 22, 2004.
99.2	Registration Rights Agreement, dated as of November 22, 2004.

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